Series Number:  1
For period ending 3/31/13

48)	Investor, A, C & R
First $1 billion 0.651%
Next $1 billion 0.599%
Next $3 billion 0.569%
Next $5 billion 0.549%
Next $15 billion 0.536%
Next $25 billion 0.534%
Over $50 billion 0.533%

Institutional
First $1 billion 0.451%
Next $1 billion 0.399%
Next $3 billion 0.369%
Next $5 billion 0.349%
Next $15 billion 0.336%
Next $25 billion 0.334%
Over $50 billion 0.333%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                50,233
                                Institutional Class           1,804
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           8,566
                                C Class                                                                           514
        R Class                                           121

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3499
                               Institutional Class                                                      $0.3722
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3219
        C Class                                                      $0.2381
        R Class                                           $0.2939

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         136,946
                                Institutional Class   5,595

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   28,003
                                    C Class                                                             2,999
R Class                             430

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.10
                                Institutional Class   $11.10

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class              $11.10
                                    C Class                                                         $11.10
                                R Class                         $11.09

Series Number:  6
For period ending 3/31/13

48)	Investor, A, C & R
First $1 billion 0.571%
Next $1 billion 0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.453%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.253%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                23,295
                                Institutional Class           6,887
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           4,029
                                C Class                                                                           38
        R Class                                           24

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2350
                               Institutional Class                                                      $0.2579
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2062
        C Class                                                      $0.1200
        R Class                                           $0.1773

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class          94,355
                                Institutional Class    34,889

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   18,125
                                    C Class                                                             366
R Class                             277

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.39
                                Institutional Class   $11.38

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.39
                                    C Class                                                         $11.38
                                R Class                         $11.38

Series Number:  7
For period ending 3/31/13

48)	Investor, A, C & R
First $1 billion 0.571%
Next $1 billion 0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.453%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.253%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                81,296
                                Institutional Class           23,112
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           16,441
                                C Class                                                                           523
        R Class                                           125

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2971
                               Institutional Class                                                      $0.3235
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2642
        C Class                                                      $0.1652
        R Class                                           $0.2312

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         267,682
                                Institutional Class   81,259

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   54,196
                                    C Class                                                             3,547
R Class                             995

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $13.13
                                Institutional Class   $13.13

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $13.08
                                    C Class                                                         $13.09
                                R Class                         $13.11

Series Number:  9
For period ending 3/31/13

48)	Investor, A, C & R
First $1 billion 0.651%
Next $1 billion 0.599%
Next $3 billion 0.569%
Next $5 billion 0.549%
Next $15 billion 0.536%
Next $25 billion 0.534%
Over $50 billion 0.533%

Institutional
First $1 billion 0.451%
Next $1 billion 0.399%
Next $3 billion 0.369%
Next $5 billion 0.349%
Next $15 billion 0.336%
Next $25 billion 0.334%
Over $50 billion 0.333%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 1,101
                                Institutional Class            602
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           35
                                C Class                                                                           -
        R Class                                           -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0256
                               Institutional Class                                                      $0.0453
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0073
        C Class                                                      -
        R Class                                           -

74U).   1. Number of shares outstanding (000's omitted)
                      Investor Class                                35,630
                      Institutional Class       4,963

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                4,006
                        C Class                                                      346
R Class                                  18

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class         $9.71
                                Institutional Class   $9.72

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.71
                                    C Class                                                         $9.61
                                R Class                         $9.69